UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2019

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

000-54716	27-0863354
(Commission File Number)	(IRS Employer Identification No.)

10901 Red Circle Dr., Suite 150, Minnetonka, MN 55343

(Address of principal executive offices and zip code)

952-426-1383

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Private Placement

As previously disclosed in a Current Report on Form 8-K filed by NeuroOne Medical Technologies Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on January 4, 2019, the Company entered into subscription agreements (each, a “Purchase Agreement”) with a number of institutional and accredited investors (the “Purchasers”) pursuant to which the Company, in a private placement (the “Private Placement”), agreed to issue and sell to the Purchasers units (each, a “Unit”), each consisting of (i) 1 share (each, a “Share”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) a warrant to purchase 1 share of Common Stock at an initial exercise price of $3.00 per share (the “Warrants”).

Between February 18, 2019 and March 6, 2019, the Company entered into Purchase Agreements with 38 additional Purchasers, and issued and sold an aggregate of 1,273,000 Units to the Purchasers, for total gross proceeds to the Company of approximately $3,182,500 before deducting offering expenses.

As of the date of this Current Report on Form 8-K, the Company has issued an aggregate of 1,551,000 Units, for total gross proceeds to the Company of approximately $3,877,500 in connection with the Private Placement.

Item 1.02. Termination of a Material Definitive Agreement.

Promissory Notes

As previously disclosed in Current Reports on Form 8-K filed on March 26, 2018, May 23, 2018, November 20, 2018, and December 18, 2018, the Company entered into unsecured interest free loans (the “Loans”) with Lifestyle Healthcare LLC and Mohammad Jainal Bhuiyan, holders of over 5% of the Company’s Common Stock, represented by promissory notes, for an aggregate of $528,000.

The March 2018 promissory note required that the Company repay the principal of $115,000 in full on the earlier of the closing of an equity round of financing of the Company resulting in more than $3.0 million in gross proceeds or March 20, 2019. The May 2018 promissory notes required that the Company repay the principal of $168,000 in full on the earlier of the closing of an equity round of financing of the Company resulting in more than $5 million in gross proceeds or May 17, 2019. The November 2018 promissory notes required that the Company repay the principal of $145,000 in full on the earlier of the closing of an equity round of financing of the Company resulting in more than $5 million in gross proceeds or November 14, 2019. The December 2018 promissory note required that the Company repay the principal of $100,000 in full on the earlier of the closing of an equity round of financing of the Company resulting in more than $5 million in gross proceeds or December 12, 2019.

The terms of the Loans provided that the Company could prepay the Loans at any time without penalty. On March 1, 2019, the Company prepaid each of the Loans in full.

Item 3.02.  Unregistered Sales of Equity Securities.

Private Placement

The description set forth in Item 1.01 above is hereby incorporated by reference into this Item 3.02.

Conversion of Convertible Notes

As previously disclosed in a Current Report Form 8-K filed by the Company on June 5, 2018, between October 4, 2017 and May 30, 2018, the Company entered into subscription agreements with a number of institutional and accredited investors (collectively, the “Subscribers”) pursuant to which the Company issued to the Subscribers promissory notes. The subscription agreements were amended and restated in December 2017 and December 2018 (as amended, the “Subscription Agreements”) to amend the terms of the promissory notes (as amended, the “Notes”) and amend the terms of the warrants (as amended, the “Conversion Warrants”).

The Notes bear interest at a fixed rate of 8% per annum. Pursuant to the Notes, the Company is required to repay the outstanding principal and accrued and unpaid interest on the Notes on June 30, 2019 (the “Maturity Date”). If the Company consummates an equity or equity-linked round of financing resulting in more than $3 million in gross proceeds (the “Qualified Financing”) before the Maturity Date, the outstanding principal and accrued and unpaid interest on the Notes shall automatically convert into the securities issued by the Company in the Qualified Financing equal to the outstanding principal and accrued interest on the Notes divided by 80% of the price per share of the securities issued in the Qualified Financing. If the Notes convert in connection with a Qualified Financing, each Conversion Warrant grants the Subscribers the option to purchase up to the number of shares of capital stock of the Company equal to the shares of capital stock received by the Subscriber upon the conversion of the Note at a per share exercise price equal to the actual per share price of the securities issued in the Qualified Financing. The Conversion Warrants are exercisable commencing on the date of conversion and expire on the five year anniversary of such date.

On February 28, 2019, the Company completed a Qualified Financing when it closed on the sale of Units in connection with the Private Placement, whereby the Company issued 702,000 Units resulting in gross proceeds to the Company of $1,755,000. Following such closing, the Company had issued an aggregate of 1,174,200 Units resulting in aggregate gross proceeds to the Company of $4,285,500.

Following the Qualified Financing, the outstanding principal and interest of the Notes of $1,678,361.11 was automatically converted in accordance with the terms of the Notes into 839,179 Units (the “Conversion”), consisting of 839,179 Shares and 839,179 Warrants. Additionally, the previously issued Conversion Warrants became immediately exercisable for 839,179 shares of Common Stock, at an exercise price equal to $2.50 per share, and will expire on February 28, 2024. The exercise price and number of the shares of our Common Stock issuable upon exercise of the Warrants and the Conversion Warrants will be subject to adjustment in the event of any stock dividends and splits, reverse stock split, recapitalization, reorganization, business combination or similar transaction.

In connection with the Private Placement and the Conversion, the Company issued Shares and Warrants to the Purchasers and Shares, Warrants and Conversion Warrants to the Subscribers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Subscribers. The Shares, Warrants, Conversion Warrants and the shares of Common Stock issuable upon exercise of the Warrants and Conversion Warrants have not been and may not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Shares, Warrants, Conversion Warrants, shares of Common Stock issuable upon exercise of the Warrants or Conversion Warrants or any other securities of the Company.

 Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

4.1*	Form of Warrant (issued in the Private Placement).
4.2	Form of Warrant (issued in the Conversion).
10.1*	Form of Purchase Agreement.
10.2*	Form of Registration Rights Agreement.

* Incorporated by reference to our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

Dated: March 6, 2019	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

3